UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 30, 2011, The Charles Schwab Corporation (“CSC”) filed its definitive proxy statement relating to its annual meeting of stockholders to be held on May 17, 2011. In connection with its annual meeting, CSC’s Board of Directors recommended a vote approving the amended and restated 2004 Stock Incentive Plan (the “Plan”). On May 5, 2011, the Board of Directors approved a further amendment to the plan to delete a provision in Section 5(b) of the Plan that allowed the buy out of stock options for cash. A copy of the Plan, as amended, is attached as Exhibit 10.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit

10.1	2004 Stock Incentive Plan, as proposed to be amended

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: May 9, 2011	By:	/s/ Joseph R. Martinetto Joseph R. Martinetto Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Ex 10.1	2004 Stock Incentive Plan, as proposed to be amended